LESSEE    Darling International Inc.        MASTER LEASE AGREEMENT NO.   1
a(n)    Delaware    corporation             Dated     8/4/99

LESSEE'S PRINCIPAL PLACE OF BUSINESS        CITY AND STATE OF EQUIPMENT DOMICILE
Irving, TX                                  Irving, TX
PHONE    972-281-4404
FAX NO   972-717-1588


                             MASTER LEASE AGREEMENT


This Master Lease Agreement (this "Lease") is between Navistar Leasing Company with its principal office at 2850 West Golf Road, Rolling Meadows, Illinois 60008 (hereinafter called "Lessor"), and Lessee.

1)       LEASING, PURCHASE AND DELIVERY.

a) AGREEMENT TO LEASE. Lessee hereby leases from Lessor the equipment (the "Equipment") described in each Schedule A which references this Lease (a "Schedule"), upon the following terms and conditions. Terms defined in a Schedule and not otherwise defined herein will have the meanings provided in such Schedule. All Schedules and related attachments constitute a part of this Lease. To the extent there is a conflict between (i) the terms of Paragraph 1 through 21 hereof and the Schedule, and (ii) the terms of an attachment, the attachment will be controlling.

b) LESSEE'S REQUEST FOR PURCHASE. Lessee requested that Lessor purchase the Equipment from the vendor or manufacturer thereof designated on each Attachment (a "Vendor/Manufacturer"). Lessee warrants that if the Equipment is subject to any purchase order or agreement (a "Vendor Agreement") between Lessee and Vendor/Manufacturer, that such Equipment has not yet been delivered to Lessee on the date Lessee signs the Schedule. Lessee will perform all obligations set forth in each Vendor Agreement, if any, as if this Lease did not exist; provided, however, that Lessor will pay the purchase price for any Equipment when Lessee has accepted delivery of the Equipment in accordance with this Lease. Lessee understands and agrees that neither the seller nor the manufacturer of the Equipment, nor any salesperson or other agent of the seller or the manufacturer of the Equipment, is an agent of Lessor or is authorized to waive or alter any term or condition of this Lease.

c) DELIVERY AND ACCEPTANCE OF EQUIPMENT. Lessor will not be responsible for failing to deliver Equipment due to causes reasonably beyond the control of Lessor. Failure to deliver any one or more items of Equipment will not relieve Lessee of its Rent obligation as to any other items of Equipment, nor give rise to a right to terminate this Lease as to other items of Equipment. In the event of a material adverse change in Lessee's or any Guarantor's (as defined below) financial condition, Lessor may terminate this Lease solely with respect to Equipment not yet delivered to Lessee upon written notice to Lessee, all without affecting this Lease with respect to all other items of Equipment. Delivery of any Equipment to Lessee will constitute acceptance by Lessee.

2)       TERM, RENT AND CHARGES.

a) TERM. The term of this Lease for each item of Equipment will begin on the date specified on the applicable Schedule (the "Rent Commencement Date") and will continue thereafter for the period of time specified in such applicable Schedule (the "Lease Term"), unless sooner terminated as provided herein. Lessee expressly authorizes Lessor to insert in any Schedule the Rent Commencement Date, serial numbers and other identification data of Equipment when and as determined by Lessor.

b) RENT. Lessee agrees to pay to Lessor periodically in advance, rent for Equipment as specified in the applicable Schedule (hereinafter the "Rent") during the Lease Term for such Equipment. All Rent will be paid to Lessor at P.O. Box 98454 Chicago, IL 60693 or as otherwise directed by Lessor to Lessee in writing.

c) LATE CHARGE AND SERVICE CHARGE. In the event Lessee's payments of Rent or any other sum required of Lessee to be paid to Lessor under this Lease should become past due, Lessor may, with or without declaring Lessee to be in default hereunder, charge Lessee a late charge on such past due amounts at the rate of two percent (2%) per month, or if less, the highest rate allowed by Illinois law (the "Default Rate"). If Lessee's check is returned to Lessor unpaid for any reason, including but not limited to non-sufficient funds in Lessee's account, Lessor may add a $50.00 service charge to be due by Lessee with the next payment of Rent.

d) EXCESS MILEAGE CHARGE. Lessee will pay Lessor as additional Rent an amount equal to the "Excess Mileage Charge" in accordance with each Schedule. Such additional Rent due by Lessee will be determined and paid to Lessor annually on the anniversary of the Rent Commencement Date and upon return of possession of the Equipment to Lessor.

e) HOLDOVER RENT. In the event Lessee fails to return the Equipment to Lessor upon the expiration or earlier termination of the Lease Term in accordance with Paragraph 12 below, in addition to all other remedies available to Lessor as a result thereof, Lessee shall pay to Lessor upon demand Rent for each day such breach continues in an amount equal to 110% of one-thirtieth (1/30th) of the full Monthly Rent applicable during the Lease Term. Lessor's acceptance of such Rent shall not relieve Lessee of any of its obligations under this Lease or constitute the consent of Lessor to permit Lessee to continue to delay returning the Equipment to Lessor in accordance with Paragraph 12.

     3) OWNERSHIP;  PERSONAL PROPERTY; SECURITY AGREEMENT. Except as provided in
Section 15 below, the Equipment is, and will at all times remain, the property of Lessor; and Lessee will have no right, title or interest to such Equipment except the right to use the Equipment as expressly set forth in this Lease. If for any reason whatsoever, this Lease and/or any Schedule hereto is recharacterized for applicable state law purposes (other than merely state income tax purposes) as a conditional sales contract or some other form of agreement other than a lease, so that for such state law purposes, Lessor is not treated as the owner of the Equipment, then in order to secure the full and prompt payment when due and the full performance of all of Lessee's obligations hereunder, Lessee hereby grants to Lessor a first priority security interest in and to the Equipment and all replacements, substitutions, additions, accessions and products thereof, together with all cash and non-cash proceeds of all of the foregoing, including insurance proceeds. Lessee will execute and deliver to Lessor upon request any and all certificates, instruments, documents and financing statements necessary to further evidence or perfect such grant of security interest.

     4) NET LEASE. This Lease is a net lease. Lessee is solely responsible for all costs and expenses of every nature arising out of the ownership, leasing, possession, use, operation and maintenance of the Equipment. Lessee's obligation to pay Rent and other amounts due hereunder is absolute and unconditional. Lessee will not be entitled to any abatement or reductions of, or set-offs against, Rent or such other amounts including, without limitation, those arising or allegedly arising out of claims (present or future, alleged or actual, and including claims arising out of strict tort or negligence of Lessor or failure of any Equipment to perform as represented by the manufacturer or vendor thereof) of Lessee against Lessor under this Lease or otherwise. Nor will this Lease terminate by reason of any defect in or damage to, or loss of possession or use of, or destruction of, any Equipment from any cause whatsoever. Except as provided in Paragraph 10 below, Lessee will, at Lessee's sole expense, repair or replace any item of Equipment which is subject to Loss or Damage.

     5) TAXES; LIENS. Lessee will have no liability for taxes imposed by the United States or any State or political subdivision thereof which are on or measured by the net income of Lessor. Lessee will report (to the extent that it is legally permissible) and pay promptly all other taxes, fees and assessments due, imposed, assessed or levied by any foreign, federal, state or local government or taxing authority against or with respect to any Equipment, or the purchase, ownership, delivery, leasing, possession, use or operation thereof, this Lease (including all Schedules) or any Rent or other amounts payable hereunder, including without limitation, all license and registration fees, and all sales, use, personal property, excise, gross receipts, franchise, stamp or other taxes, imposts, duties and charges, together with any penalties, fines or interest thereon (all of the foregoing taxes, fees and assessments being collectively called "Taxes"). Lessee will (i) reimburse Lessor upon receipt of written request from Lessor for any Taxes charged to or assessed against Lessor,
(ii) on request of Lessor, submit to Lessor written evidence of Lessee's payment of Taxes (iii) on all reports or returns show the ownership of the Equipment by Lessor, and (iv) send a copy thereof to Lessor when made or filed by Lessee. Lessee will keep the Equipment free and clear of all liens and encumbrances of any kind or nature (collectively, "Liens"), except any Lien placed on the Equipment by Lessor. Lessor reserves the right to bill Lessee on a regular basis for any Taxes charged to or assessed against Lessor.

     6) INSURANCE. Lessee will, at its own expense, maintain insurance in companies with ratings of B+ or higher by A.M. Best, providing coverage against
(a) public liability including (1) bodily injury, including death, with minimum limits of $1,000,000 for the claim of any one person (or such higher limits as may be required by Legal Requirements); and (2) public liability property damage, with minimum limits of $250,000 per accident (or such higher limits as may be required by Legal Requirements); and (b) physical damage insurance for the full insurable value of the Equipment for the perils of collision/upset, fire, theft and combined additional coverage (with any deductible not to exceed five percent (5%) of the initial cost of the Equipment). All such insurance coverage will be primary and cover the interests of the Lessee, Lessee's permitted sublessees and assigns and the Lessor and Lessor's assigns, as the case may be, and such insurance policies will name the Lessor as a named insured providing thirty (30) day written notice of cancellation, policy change and/or failure of renewal by Lessee; upon Lessor's request, copies of said policies or the applicable CA2001 reflecting all coverages required herein will be sent to Lessor at 2850 West Golf Road, Rolling Meadows, IL 60008, Attn: Harco Insurance Department. None of such insurance policies will contain a co-insurance requirement. All of such insurance policies will provide that the insurance coverage will not be invalidated or reduced as against Lessor because of any act or omission by Lessee, or any breach of any condition or warranty of the policy or the application therefore by Lessee or any other person or entity.

     7) LESSOR'S PAYMENT OR PERFORMANCE. If Lessee fails to timely maintain insurance, pay Taxes, discharge Liens or to pay any other amounts payable under this Lease or to timely perform any of Lessee's other obligations under this Lease, Lessor will have the right, but will not be obligated, to obtain such insurance, pay such Taxes, effect such discharge or pay such amount or to perform such obligation. In such event, Lessee will repay to Lessor the cost thereof, together with late charges thereon at the Default Rate, with the next payment of Rent.

     8) USE OF PROPERTY. In order to preserve the value of the Equipment for Lessor, Lessee will: (a) comply with all applicable foreign, federal, state, and local laws and regulations ("Legal Requirements") relating to the ownership, possession, leasing, use or maintenance of the Equipment; (b) use the Equipment in a careful and prudent manner, keeping the same in good, safe repair, condition and appearance, properly lubricated, properly housed when not in use, all in accordance with the recommendations of the manufacturer of such Equipment; (c) operate all Equipment with duly licensed and competent operators in Lessee's employ (or as independent contractors to Lessee) and Lessee will be solely responsible for such operators' wages, unemployment and workmen's compensation insurance, social security taxes and all other payroll taxes, deductions and benefits, and Lessee will be responsible for all actions and omissions of said operators; (d) subject to Paragraph 9 below, repair all damage to the Equipment, regardless of the cause thereof; (e) not, without the prior written consent of the Lessor, affix or install any accessory, equipment or device (collectively, an "Accessory") on any Equipment if such addition will impair the original intended function or use of the Equipment or the value or longevity thereof or cause the Lease of such Equipment not to be characterized as a "true lease" for federal, state and local income tax purposes, and all Accessories will automatically become the property of Lessor upon installation;
(f) domicile all Equipment in the Continental United States, and Lessee will not allow the Equipment to be used or located outside of the Continental United States or Canada; (g) operate the Equipment in compliance with all Legal Requirements pertaining to health or the environment ("Environmental Laws") in effect in all jurisdictions (including jurisdictions outside of the United States) in which Lessee operates the Equipment; and in connection with the foregoing, Lessee will obtain all permits, licenses and other approvals and authorizations, and file all registrations, reports and other notices now or hereafter required under Environmental Laws in connection with the ownership, leasing, possession or operation of the Equipment, and provide copies thereof to Lessor; and Lessee will provide Lessor written notice of any potential or alleged violation of, or non-compliance with, any Environmental Law within five
(5) business days of the date Lessee becomes aware of such potential or alleged violation or non-compliance; and (h) not, without the prior written consent of Lessor, use the Equipment for shipment or storage of any explosive, radioactive materials or materials which contain biohazardous waste, polychlorinated biphenyls or dioxins or other extraordinarily hazardous materials.

     9) LOSS OR DAMAGE. Lessee will bear the entire risk of loss, theft, destruction, breakdown or damage of Equipment or any item thereof ("Loss or Damage") from any cause whatsoever. Except as provided in Paragraph 11 below, Lessee will, at Lessee's sole expense, repair or replace any item of Equipment which is subject to Loss or Damage. No Loss or Damage will relieve Lessee of the obligation to pay Rent or any other obligation under this Lease, except as expressly provided in Paragraph 11 below.

     10) SERVICER. Lessor may from time to time designate and empower a person or an entity to act on its behalf and to take any and all actions necessary or desirable on behalf of Lessor in connection with this Lease, whether in the name of Lessor or in the name of said persons or entities. Any such person or entity of which Lessor gives Lessee notice shall be referred to in the acts of Navistar Financial Corporation or any successor Servicer in any matters directly or indirectly concerned with this Lease or the Equipment, as the acts of Lessor, without further inquiry as to such Servicer's power and authority to do so.

     11) CASUALTY. Lessee will promptly notify Lessor in writing if any Equipment becomes worn out, lost, stolen, destroyed, irreparably damaged, or permanently rendered unfit for use from any cause whatsoever (a "Casualty Occurrence"). In the event of a Casualty Occurrence, at the option of Lessor, which will be exercised by Lessor giving written notice thereof to Lessee, Lessee will (a) at Lessee's expense, replace the same with like equipment in good condition and repair, with clear title to such equipment in Lessor; or (b) on the Rent payment date next succeeding the Casualty Occurrence (the "Payment Date"), pay Lessor the sum of (i) all Rent and other amounts which are due hereunder as of the Payment Date plus (ii) the present value of all future Rent and other amounts which would have become due under this Lease during the portion of the scheduled Lease Term following the Payment Date, plus (iii) the present value of the Residual Value (as defined below) of the Equipment. If Lessor elects to be paid the sum described in clause (b) of the preceding sentence, then upon payment of all sums due hereunder on the Payment Date, the Lease Term as to such Equipment only will terminate and Lessee will no longer be obligated to return such Equipment to Lessor. Lessee will promptly notify Lessor in writing if any Equipment is lost or damaged where the estimated repair costs would exceed ten percent (10%) of its then estimated Fair Market Value (as defined in Schedule A) or is otherwise involved in an accident causing any injury to any person or damage to any property. The "Residual Value" of the Equipment shall mean the Lessor's reasonable estimate of what the Fair Market Value (as defined in Schedule A) of the Equipment would have been at the end of the scheduled Lease Term had there been no Casualty Occurrence and the Equipment had been returned to Lessor in accordance with Paragraph 12 below. For purposes of this Lease, present value shall be determined by Servicer using the rate implicit in this Lease of such Equipment.

     12) RETURN OF PROPERTY. Upon expiration or earlier termination of the Lease Term with respect to an item of Equipment, Lessee will return such Equipment and all Accessories attached thereto, transportation prepaid by Lessee, to Lessor at the address on the applicable Schedule or as Lessor may otherwise designate in writing, in at least as good condition and running order as when received by Lessee, ordinary wear and tear excepted. Any and all tires must have at least fifty percent (50%) tread and otherwise meet the qualifications for tires suggested by the manufacturer of such equipment. All mechanical and electrical systems and equipment must be in good working order, including all Accessories. All Equipment must be operable safely under full load. In addition, the Equipment must meet the conditions for return of Equipment, if any, set forth in the applicable Schedule (the "Return Conditions"). Any and all damages including but not limited to any missing or damaged parts and accessories, broken glass, cracked motor blocks, dented metal or moldings, tears, and other damages in excess of ordinary wear and tear, necessary to be replaced or repaired to put Equipment in condition for resale or to meet the Return Conditions, will be paid for by Lessee upon demand. Charge for such repairs may be made at the time Equipment is returned to Lessor as provided herein. Any such damages or failure to meet Return Conditions not readily capable of discovery upon the return of the Equipment solely by a visual inspection (and without operating the Equipment or testing it) will remain the responsibility of Lessee, and Lessee will pay Lessor's charges therefor upon demand. Lessee will deliver to Lessor all maintenance and repair records pertaining to each item of Equipment returned to Lessor, as well as all other documents, permits and license plates pertaining thereto. All of Lessee's obligations herein will survive the expiration of the Lease Term or other termination of this Lease with respect to all items of Equipment.

     13) EVENTS OF DEFAULT. The occurrence of any one of the following events will, at the option of Lessor, constitute an event of default under this Lease (an "Event of Default"): (a) failure by Lessee to pay any Rent when due, or failure by Lessee to pay when due any other sum payable hereunder by Lessee; (b) failure of Lessee to perform any other term, covenant or condition of this Lease or any Schedule or any other document, agreement or instrument executed by Lessee pursuant hereto or in connection herewith; (c) default by Lessee under any other document agreement, or instrument now existing or hereafter made with Lessor or with any of Lessor's affiliates; (d) Lessee ceases doing business as a going concern, is insolvent, makes an assignment for the benefit of creditors, admits in writing its inability to pay its debts as they become due, files a voluntary petition in bankruptcy, is subject to an involuntary petition in bankruptcy, is adjudicated bankrupt or insolvent, files or has filed against it a petition seeking any reorganization, arrangement or composition, under any present or future statute, law or regulation; or (e) any of Lessee's or any guarantor of Lessee's obligation under this Lease or with respect to any Schedule ("Guarantor") made in any such guaranty ("Guaranty") representations or warranties made herein (including in any Schedule) or any Guaranty or on any statement or certificate at any time given in writing by Lessee or any Guarantor pursuant hereto or in connection herewith is false or misleading in any material respect.

     14) REMEDIES. Should any Event of Default occur and be continuing Lessor may, in order to protect the interests and reasonably expected profits and bargain of Lessor, with or without notice or demand upon Lessee, pursue and enforce, successively or concurrently, any one or more of the following remedies, with respect to some or all of the Equipment subject to this Lease, as Lessor may determine in its sole discretion:

a) Without retaking possession of such Equipment (1) terminate the Lease Term with respect to such Equipment by sending Lessee notice thereof (2) recover from Lessee all accrued and unpaid Rents and other amounts then due and owing under this Lease with respect to such Equipment and (3) cause to become immediately due and payable and recover from Lessee, not as a penalty, but as liquidated damages for the breach of this Lease, the Economic Loss (as defined below) with respect to such Equipment. Upon payment of all such amounts and all other amounts then due by Lessee to Lessor under this Lease, Lessee will no longer be obligated to return such Equipment to Lessor and the Lease Term thereof will automatically terminate. The "Economic Loss" with respect to an item of Equipment shall equal the sum of (i) the present value of all future Rent and other amounts which are scheduled to become due during the remainder of the scheduled Lease Term, (but for the early termination) plus (ii) the present value of the Residual Value of the Equipment, plus (iii) the Make Whole Amount. The Make Whole Amount shall equal ten percent (10%) of the sum of clauses (i) and (ii) of the preceding sentence.

b) Retake possession of such Equipment by Lessor, its agents, employees or independent contractors or by requiring Lessee to assemble and surrender Equipment (in accordance with the provisions of Paragraph 12 above), all without Lessor having any liability therefor to Lessee, which liability is hereby expressly waived, in which event the Lease Term as to such Equipment and all other Equipment, and all other schedules and leases of Equipment (including without limitation, all trucks and trailers) between Lessor and Lessee (an "Other Lease"), shall automatically terminate upon possession of the first such item of Equipment being retaken or surrendered (without the need for any further action or notice of termination by Lessor); and Lessee shall be entitled to (1) recover from Lessee all accrued and unpaid Rents and other amounts owing under the terms hereof, (2) sell such Equipment at public or private sale, and recover from Lessee the amount, if any, by which the proceeds of sale (net of all costs of sale) are less than the Economic Loss with respect to such Equipment calculated as of the Rent payment date immediately preceding the date the Lease Term is terminated,
     (3) recover from Lessee all of Lessor's costs incurred to retake possession of such Equipment (including reasonable attorneys' fees and expenses) and
     (4) all of Lessor's remedies arising from an "Event of Default" by Lessee under Other Leases. If the net proceeds of sale of any item of Equipment exceed the Economic Loss with respect to such item, Lessor may retain such excess.

c) Pursue any other remedy Lessor may otherwise have hereunder, at law, in equity or under any statute, and recover such other actual damages as may be incurred by Lessor. Lessor's pursuit and enforcement of any one or more remedies with respect to this Lease or any Schedule or any items of Equipment will not be deemed an election or waiver by Lessor of any other remedy with respect thereto or any other Schedule or other items of Equipment. Although Lessor will attempt in good faith to mitigate its damages, Lessor will not be obligated to sell or re-lease the Equipment. Any sale may be held at such place or places as are selected by Lessor, with or without having the Equipment present. Any sale may be at wholesale or retail, in bulk or in parcels. Time and exactitude of each of the terms and conditions of this Lease, including each Schedule hereto, are of the essence. Lessor may due payments without modifying the terms of this Lease and without waiving any further rights of Lessor hereunder and such acceptance will not accept past constitute the establishment of a course of conduct by Lessor that may be relied upon by Lessee. Except as expressly provided herein, neither Lessor nor Lessee will be liable to the other for any consequential or incidental damages arising from a default hereunder. Lessee will pay to Lessor all costs and expenses incurred by Lessor in enforcing any of the terms, conditions or provisions contained herein or elsewhere in this Lease, including without limitation reasonable attorney's fees, the fees of collection agencies, costs to repossess Equipment and other out of pocket expenses.

15)      ASSIGNMENT.

a) LESSEE WILL NOT ASSIGN OR ENCUMBER THE INTEREST OF LESSEE HEREUNDER, NOR WILL LESSEE SUBLEASE OR ENCUMBER ANY EQUIPMENT, WITHOUT IN EACH INSTANCE THE PRIOR WRITTEN CONSENT OF LESSOR.

b) Lessor may assign or encumber its interest in this Lease and/or any Schedule or sell or encumber any of the Equipment without notice to Lessee. Lessee hereby waives and agrees not to assert against any such assignee, purchaser or lienholder any defense, set-off, counterclaim or recoupment claim which Lessee has or may at any time have against Lessor for any reason whatsoever. If Lessee is given notice of such assignment, sale or Lien, Lessee agrees to acknowledge receipt of the foregoing in writing, and if so directed in such notice, to pay directly to such assignee, purchaser or lienholder all Rent and other amounts thereafter due hereunder with respect to the affected Schedules and Equipment. Each such assignee, purchaser or lienholder will have all of the rights, but none of the obligations (except as provided in the immediately following sentence), of Lessor under this Lease with respect to the affected Schedules and Equipment. In the case of a sale of any of the Equipment or an outright assignment of this Lease or any of the Schedules (which assignment is not intended as a security interest), then the purchaser or assignee may also assume the obligations of Lessor arising from and after the date of such sale or assignment with respect to the affected Schedules and Equipment, and Lessor will be released from any and all obligations thereafter arising under this Lease with respect to the affected Schedules and Equipment. Subject to the foregoing, this Lease will inure to the benefit of and be binding upon the successors and assigns of the parties hereto. Lessee also acknowledges that Harris Bank, as Collateral Agent or its successors or assigns has, as of the date hereof, a first priority lien on the Equipment. Not withstanding any assignment, conveyance or transfer as described above, Lessor or one of its Affiliates shall continue to administer and service this lease and all related Schedule A's.


     16) NO WARRANTIES BY LESSOR. LESSEE ACKNOWLEDGES THAT THE EQUIPMENT IS OF SIZE, DESIGN, CAPACITY, DESCRIPTION AND MANUFACTURE SELECTED BY LESSEE, THAT LESSEE IS SATISFIED THAT THE SAME IS SUITABLE FOR ITS PURPOSE, LESSOR IS NOT THE VENDOR NOR MANUFACTURER OF THE EQUIPMENT AND HAS NOT MADE AND DOES NOT MAKE ANY REPRESENTATION, WARRANTY, OR COVENANT, WITH RESPECT TO THE CONDITION, QUALITY, SAFETY, DURABILITY, SUITABILITY FOR A PARTICULAR PURPOSE OR MERCHANTABILITY OR FITNESS OF EQUIPMENT IN ANY RESPECT OR ANY OTHER REPRESENTATION, WARRANTY OR COVENANT, EXPRESS OR IMPLIED, WRITTEN OR ORAL, WITH RESPECT TO THE EQUIPMENT, AND LESSOR MAKES NO REPRESENTATION OR WARRANTY THAT ANY EQUIPMENT CONFORMS TO THE SPECIFICATIONS OF ANY VENDOR AGREEMENT OR SCHEDULE. LESSEE ACCEPTS RESPONSIBILITY WITH RESPECT TO ALL SUCH RISKS, AND LESSOR WILL HAVE NO RESPONSIBILITY THEREFOR.

17)      WAIVER AND INDEMNITY.

a) Lessor will have no responsibility or liability to Lessee, and Lessee hereby waives any and all claims against Lessor, with respect to any of the following, regardless of any negligence of Lessor, (i) any liability, loss or damage caused directly or indirectly by any Equipment, any inadequacy thereof, any deficiency or defect (latent or otherwise) therein, or any other circumstance in connection therewith, (ii) the use, operation or performance of any Equipment or any risks relating thereto, (iii) any interruption of service, loss of business or anticipated profits or consequential damages or (iv) the delivery, operation, servicing, maintenance, repair, improvement or replacement of any Equipment.

b) Lessee will indemnify and defend Lessor against, and hold Lessor harmless from, any and all claims, losses, actions, damages, expenses (including reasonable attorney's fees), obligations, liabilities and Liens (collectively, "Claims"), whether foreseeable or unforeseeable, (i) arising out of the purchase, acceptance, rejection, ownership, lease, possession, operation, condition, return or use of any Equipment, regardless of the reason therefor and including without limitation any Claims arising under the doctrine of "strict liability" or by operation of law or as the result of the violation or alleged violation or application of any Environmental Laws, or other Legal Requirements and (ii) arising out of or in connection with this Lease and all Schedules hereto and all Vendor Agreements (excluding only Lessor's obligation to pay the Vendor/Manufacturer the purchase price for Equipment (up to the amount specified in the applicable Schedule) upon acceptance of such Equipment by Lessee as provided for in this Lease). Lessee agrees that upon written notice by Lessor of the assertion, filing or incurrence of any Claims, Lessee will assume full responsibility for the defense thereof with counsel satisfactory to Lessor. Lessee agrees to inform Lessor within five (5) business days of receipt of notice or Lessee's otherwise becoming aware of any Claim.

c) Lessee will also indemnify and defend Lessor against and hold Lessor harmless from, any and all Claims, including without limitation, any lost income tax deductions, credits or other benefits, arising out of any act or omission (even if otherwise allowed under the provisions of this Lease) or breach of any representation or warranty hereunder by Lessee or any of its successors, assigns, sublessees or licensees, which act or omission or breach could result in either (i) the lease hereof of any item of Equipment being characterized as something other than a lease for federal, state or local income tax purposes or (ii) Lessor (or its successors or assigns) not being treated as the owner of any item of Equipment for federal, state or local income tax purposes.


     18) REPRESENTATIONS AND WARRANTIES OF LESSEE. Lessee hereby represents and warrants to Lessor that on the date hereof and at all times hereafter: (a) Lessee has adequate power and capacity to enter into, and perform its obligations under, this Lease and all Schedules and all related documents (collectively, the "Documents") (b) the Documents have been duly authorized, executed and delivered by Lessee and constitute valid, legal and binding obligations of Lessee, enforceable in accordance with their terms, (c) Lessee is and will be at all times validly existing and in good standing under the laws of the State of its organization; and (d) the Equipment will at all times be used by Lessee solely for commercial or business purposes of Lessee.

     19) REPORTS. Lessee will notify Lessor in writing, within ten (10) days after any Lien attaches to any Equipment, and the details thereof. Lessee will promptly notify Lessor of a change in the address of Lessee's principal place of business. Lessee will reimburse Lessor for all costs and expenses incurred by Lessor as a result of any change in address of Lessee, including without limitation, filing, registration, licensing and permitting fees. Upon the request of Lessor, Lessee will notify Lessor immediately in writing of the location of any Equipment. Lessee will provide Lessor with such financial statements and other documents as Lessor may reasonably request from time to time.

     20) NOTICES. Service of all notices under this Lease will be sufficient if given personally or mailed or sent by nationally recognized overnight courier service to the party involved as its respective address set forth herein, or at such other address as said party may provide in writing from time to time. Any such notice will be effective when given personally (or if delivery is refused, when refused), or three (3) business days after being deposited in the United States mail, duly addressed and with postage prepaid or one (1) business day after being sent by nationally recognized overnight courier service, duly addressed and with delivery charges prepaid. In addition, Lessor may send Lessee notice of termination of the Lease Term with respect to any Equipment and/or the exercise by Lessor of any other remedy as the result of any Event of Default, by facsimile to the facsimile number set forth above (or such other number as Lessee may have directed Lessor by notice), which notice shall be effective when Lessor's equipment for the sending of facsimiles records confirmation of receipt of the facsimile; provided, any such notice shall also be sent the same of the following business day by United States mail or nationally-recognized overnight courier service.

     21) MISCELLANEOUS. If more than one Lessee is named in this Lease, the liability of each will be joint and several. This Lease, and all other Documents executed pursuant hereto or in connection herewith and the rights and obligations of the parties hereunder and thereunder will be governed by the laws of the State of Illinois, without regard to its conflicts of laws rules. If any provision of this Lease (including any remedy) is held to be invalid under any applicable law, such provision will be inapplicable and this Lease will remain effective in accordance with their terms. No endorsement or statement on any check or any letter accompanying payment of Rent shall be deemed an accord and satisfaction. LESSEE HEREBY WAIVES ALL RIGHTS TO TRIAL BY JURY IN ANY ACTION OR PROCEEDING WHICH PERTAINS DIRECTLY OR INDIRECTLY TO THIS LEASE. All representations, warranties, indemnities and covenants contained in this Lease and in any Schedule or other Document will continue in full force and effect and will survive notwithstanding the full payment of all amounts due hereunder or the termination or any Lease Term or of Lessee's right to possession of any Equipment. Headings and captions are for convenience of reference only and will not be construed as part of this Lease. Lessee will permit Lessor to inspect any Equipment during normal business hours, but Lessor will have no obligation to do so. If Lessor performs any such inspection, Lessee cannot and will not rely thereon and Lessor will have no liability whatsoever to Lessee arising from any such inspection, it being acknowledged by Lessee that any such inspections by Lessor will be done solely for Lessor's purposes. No change, modification, or alteration of, and no additions to, the terms and provisions of this Lease or any Schedule will be effective or binding upon Lessor unless the same is in writing and signed by the Lessor. Lessee understands and agrees that neither the seller nor the manufacturer of the Equipment, nor any salesperson or other agent of the seller or the manufacturer of the Equipment, is an agent of the Lessor or authorized to waive or alter any terms or conditions of this Lease. This instrument, together with all Schedules hereto and the other Documents contains the entire agreement between Lessee and Lessor relating to this Lease of Equipment.


THIS LEASE CANNOT BE CANCELED OR TERMINATED BY LESSEE OTHER THAN BY FULL COMPLIANCE WITH THE PROVISIONS HEREOF.


ACCEPTED BY LESSOR:                         LESSEE:

NAVISTAR LEASING COMPANY                    DARLING INTERNATIONAL INC.
at 2850 West Golf Road
Rolling Meadows, IL 60008

                                           By:
                                               ----------------------------
                                           Its:
                                               ----------------------------
BY:------------------------
         Attorney in Fact

                                           Attest:
                                                 ---------------------------